Trade and other payables	12 Months Ended
Jun. 30, 2021
Trade and other payables.
Trade and other payables
27	Trade and other payables

	2021	2020
for the year ended 30 June	Rm	Rm
Trade payables	17 197	13 535
Capital project related payables*	960	3 516
Accrued expenses	4 323	3 837
Related party payables	157	276
third parties	155	88
equity accounted investments	2	188
Trade payables	22 637	21 164
Other payables**	9 074	7 188
Duties payable to revenue authorities	4 785	7 086
Value added tax	174	319
	36 670	35 757
*	Decrease as a result of reduced activity on the LCCP project as units reach beneficial operation.
**	Other payables include employee-related payables.

Accounting policies:

Trade and other payables are initially recognised at fair value and subsequently stated at amortised cost. Capital project related payables are excluded from working capital, as the nature and risks of these payables are not considered to be aligned to operational trade payables.